SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 15, 2004

VERITY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-26880	77-0182779
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

894 Ross Drive

Sunnyvale, CA 94089

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (408) 541-1500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.

(a) On March 15, 2004, Verity, Inc. acquired Cardiff Software, Inc. in a merger in which a wholly-owned subsidiary of Verity merged with and into Cardiff, with Cardiff being the surviving corporation in the merger. Following the merger, Cardiff became a wholly-owned subsidiary of Verity. In the merger, each holder of Cardiff capital stock received cash in consideration for their shares of Cardiff stock, with the aggregate cash consideration of approximately $61.9 million. This reflects an aggregate purchase price of approximately $50 million in cash after adjusting for Cardiff’s net cash balance as of the close of the transaction. In addition, Verity assumed the outstanding options to acquire Cardiff common stock (which options became options to acquire an aggregate of 457,400 shares of Verity common stock). The cash portion of the consideration was paid out of Verity’s working capital. The purchase price was determined in arms-length negotiations between Verity and Cardiff.

The description contained in this Item 2 of the transactions contemplated by the Agreement, as amended, is qualified in its entirety by reference to the full text of the Agreement, a copy of which is incorporated by reference in this Report as Exhibit 2.1.

A copy of Verity’s press release, dated March 16, 2004, titled “Verity Completes Acquisition of Cardiff Software” is attached hereto as Exhibit 99.1 and incorporated by reference here.

(b) Cardiff is a developer of technology that enables the capture and automation of dynamic business information. Verity intends to continue the use of the Cardiff assets to continue the business of Cardiff, as well as to integrate the Cardiff software into Verity’s software offerings and use the assets of Cardiff in the business of marketing and selling the combined software products.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but not later than 60 days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but no later than 60 days after the date this Current Report on Form 8-K is required to be filed.

(c) Exhibits

Exhibit Number	Description
2.3	Agreement and Plan of Merger, dated February 2, 2004, by and among Verity, Inc., Colt Acquisition Corp., Cardiff Software, Inc., and Robert Wadsworth.(1)

99.1	Press Release of Verity, Inc. dated March 16, 2004.

(1)	Incorporated by reference from the exhibit with corresponding number from Verity’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 5, 2004. (Commission No. 000-26880).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITY, INC.

Date: March 30, 2004	By:	/s/ Steven R. Springsteel
Steven R. Springsteel
Senior Vice President of Finance and Administration and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
2.3	Agreement and Plan of Merger, dated February 2, 2004, by and among Verity, Inc., Colt Acquisition Corp., Cardiff Software, Inc., and Robert Wadsworth.(1)

99.1	Press Release of Verity, Inc. dated March 16, 2004.

(1)	Incorporated by reference from the exhibit with corresponding number from Verity’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 5, 2004. (Commission No. 000-26880).